Exhibit 21.1

Subsidiaries of NextEra Energy Partners, LP

Entity Name	Jurisdiction
Canyon Wind Holdings, LLC	Delaware
Canyon Wind, LLC	Delaware
Conestogo Wind GP, Inc.	New Brunswick
Conestogo Wind, LP	Ontario
Elk City Wind Holdings, LLC	Delaware
Elk City Wind, LLC	Delaware
Genesis Solar Funding Holdings, LLC	Delaware
Genesis Solar Funding, LLC	Delaware
Genesis Solar Holdings, LLC	Delaware
Genesis Solar, LLC	Delaware
Moore Solar GP, LLC	Delaware
Moore Solar GP, ULC	British Columbia
Moore Solar, ULC	British Columbia
Moore Solar, LP	Ontario
Mountain Prairie Wind Holdings, LLC	Delaware
Mountain Prairie Wind, LLC	Delaware
NextEra Desert Center Blythe, LLC	Delaware
NextEra Energy Canada Partners Holdings, ULC	British Columbia
NextEra Energy Operating Partners GP, LLC	Delaware
NextEra Energy Operating Partners, LP	Delaware
NextEra Energy US Partners Holdings, LLC	Delaware
Northern Colorado Wind Energy, LLC	Delaware
Perrin Ranch Wind, LLC	Delaware
SCI Holding, ULC	British Columbia
SCIH GP, ULC	British Columbia
Sombra Solar GP, LLC	Delaware
Sombra Solar GP, ULC	British Columbia
Sombra Solar, ULC	British Columbia
Sombra Solar, LP	Ontario

St. Clair GP, LLC	Delaware
St. Clair GP, ULC	British Columbia
St. Clair Holding, ULC	British Columbia
St. Clair Investment Holding, LP	Ontario
St. Clair Moore Holding LP, LLC	Delaware
St. Clair Moore Holding LP, ULC	British Columbia
St. Clair Moore Holding, LP	Ontario
St. Clair MS Investment GP, LLC	Delaware
St. Clair Solar, LP	Ontario
St. Clair Sombra Holding LP, LLC	Delaware
St. Clair Sombra Holding LP, ULC	British Columbia
St. Clair Sombra Holding, LP	Ontario
Strathroy Wind GP, Inc.	New Brunswick
Summerhaven Wind, LP	Ontario
Trillium Funding GP Holding, Inc.	New Brunswick
Trillium Funding GP, Inc.	New Brunswick
Trillium HoldCo GP, Inc.	New Brunswick
Trillium HoldCo, LP	Ontario
Trillium Wind Holdings, LP	Ontario
Trillium Windpower, LP	Ontario
Tuscola Bay Wind, LLC	Delaware
Varna Wind Funding GP, LLC	Delaware
Varna Wind Funding GP, ULC	British Columbia
Varna Wind Funding, LP	Ontario
Varna Wind GP, LLC	Delaware
Varna Wind GP, ULC	British Columbia
Varna Wind Holdings GP, LLC	Delaware
Varna Wind Holdings GP, ULC	British Columbia
Varna Wind Holdings, LP	Ontario
Varna Wind, LP	Ontario
Varna Wind, ULC	British Columbia

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